UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2012
EMRISE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10346	77-0226211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2530 Meridian Parkway, Durham, NC		27,713
(Address of principal executive offices)		(Zip Code)
(408) 200-3598
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2012, the Board of Directors of EMRISE Corporation (the “Company”) appointed Tim Blades, age 55, as Director of Finance, Principal Accounting Officer and Secretary of the Company. Since March 6, 2012, Mr. Blades has been serving, and continues to serve, in an interim finance position for the Company. Mr. Blades is currently the owner of TJB Advisory Services Limited, located in England, for which he has worked as an independent, self-employed, consultant since 2010. From 2002 until 2010, Mr. Blades served as the Regional Managing Partner of Grant Thorton UK LLP.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2012		EMRISE CORPORATION

	By:	/s/ Carmine T. Oliva
Carmine T. Oliva
Chief Executive Officer